SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) March 25, 2002





                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-31989               54-1987541
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      (State or other              (Commission File No.)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700



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Item 5.  Other Events
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         Convera Corporation has scheduled its 2002 Annual Meeting of
Stockholders for Tuesday, June 25, 2002 to be held at 10:00 a.m. at the Hyatt Regency Reston, Reston Town Center, 1800 Presidents Street, Reston, Virginia 20190. Convera expects to mail its proxy materials for the annual meeting on or about May 17, 2002. Proposals of stockholders intended to be presented by such stockholders at the annual meeting must be received by Convera at its principal office no later than April 15, 2002 and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Convera's proxy statement for the annual meeting.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   CONVERA CORPORATION


                                   By:/s/ Patrick C. Condo
                                   --------------------------------------------
                                   Patrick C. Condo
                                   President and Chief Executive Officer



Date:  March 25, 2002